SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): May 12, 2003



                             LCC INTERNATIONAL, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


        0-21213                                         54-1807038
 (Commission File Number)                  (IRS Employer Identification Number)



 7925 Jones Branch Drive, McLean, Virginia                        22102
 (Address of Principal Executive Offices)                       (Zip Code)



                                 (703) 873-2000
              (Registrant's Telephone Number, Including Area Code)



                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)


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Item 9.           Regulation FD Disclosure.

     On May 12, 2003, LCC International, Inc. issued a press release announcing its first quarter results for 2003. Attached as Exhibit 99.1 to this Current Report on Form 8-K is the text of the May 12, 2003 press release.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         LCC INTERNATIONAL, INC.


Date:  May 12, 2003                      By:
                                            -----------------------------------
                                              Peter A. Deliso
                                              Vice President, General Counsel
                                              and Secretary

                                  EXHIBIT INDEX
                                  -------------


Exhibit           Description                                         Page
-------           -----------                                         ----

  99.1            Press Release, dated May 12, 2003.                    i